Exhibit 99.2

First Digital

FIRST DIGITAL GROUP — INVESTOR PRESENTATION

Building infrastructure for the agentic economy.

A regulated trust-and-custody fintech — issuer of FDUSD — building technology infrastructure for AI agents.

// settlement.stream • FDUSD · AGENTIC

agent_7f3aa1	→ merchant_store_90	$0.0042	✓
api.x402_gw	→ agent_c4d2e	$0.19	✓
agent_b21e8	→ vault_curated_03	$12.40	✓
prism_api	→ agent_88c1f	$4.10	✓
agent_9de70	→ api.mcp_tool	$0.0007	✓
agent_0xf1a	→ merchant_5b1c	$0.031	✓

illustrative · agent-to-agent transfers on the FDUSD rail · sub-second finality

PROPOSED BUSINESS COMBINATION

CSLM Digital Asset Acquisition Corp III

DATE

October 2026

PRIVATE & CONFIDENTIAL

Not an offer to sell or solicit securities. See disclaimer.

This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. First Digital assumes no obligation to update the information in this Presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this Presentation are the property of their respective owners. No Representation or Warranties All information provided is based upon conditions and assumptions as of the dates reflected herein and no representations or warranties of any kind, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Either First Digital Group Ltd. (“First Digital”) or CSLM Digital Asset Acquisition Corp III, Ltd. (“KOYN”) or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources including reports by market research firms and company filings. This Presentation is based on the economic, regulatory, market and other conditions as of the date hereof. It should be understood that subsequent developments may affect the information contained in this Presentation, which neither First Digital, KOYN, nor any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents is under an obligation to update, revise or affirm. First Digital has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. The data is subject to change. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of First Digital. Viewers of this Presentation should each make their own evaluation of First Digital and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but First Digital will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward Looking Statements This presentation contains forward - looking statements made pursuant United States federal securities law, including, but not limited to, statements regarding First Digital's expected future operating results; financial performance and potential revenues, market cap, and exchange volume, business strategy, various addressable markets, anticipated trends, growth, and developments in markets in which it operates, the market adoption of its technology and products, the capabilities, performance, and advancement of its technology, products and services, its pro forma information and its future product development and roadmap. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of First Digital's management and are not predictions of actual performance. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “potential,” “project,” “pro forma,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward - looking statements will contain these identifying words. All forward - looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward - looking statements. These forward - looking statements should not be relied upon as representing First Digital's assessments as of any date subsequent to the date of this Presentation. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Except as required by law, First Digital does not undertake any obligation and does not intend to publicly update or revise any forward - looking statement, whether as a result of new information, future developments or otherwise. Use of Projections This Presentation contains projected financial information with respect to First Digital. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Financial Information; Non - IFRS Financial Measures Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may be presented differently or materially differ from First Digital's audited financial information. In particular, all First Digital projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between First Digital's actual results and the projected financial information included herein may be material. This presentation also contains non - IFRS financial measures and key metrics relating to First Digital's projected future performance. A reconciliation of these non - IFRS financial measures to the corresponding IFRS measures on a forward - looking basis is not available because the various reconciling items are difficult to predict and subject to constant change. Information Regarding KOYN All information in this presentation concerning First Digital and its affiliates has been provided solely by First Digital and has not been independently verified by KOYN or any of its directors, officers, employees, advisors, or affiliates, none of whom make any representation or warranty, express or implied, or accept any responsibility or liability, as to the truth, accuracy, completeness, or reasonableness of such information or any other information contained herein. This presentation is provided solely for informational purposes, should not be relied upon for any investment, voting, or other transactional decision, and any such reliance is at the reader's sole risk. Disclaimer

Risk Factors

Prospective investors should carefully consider the risks described below, along with the other information contained in this Presentation, before making an investment decision. The risks and uncertainties described below are not exhaustive and not the only ones that First Digital faces. Additional risks and uncertainties that are not presently known to First Digital or that it currently deems immaterial may also impair their business operations. If any of these risks actually occur, First Digital's business, financial condition, results of operations, and prospects could be materially and adversely affected. In such cases, the trading price of the securities could decline, and investors could lose all or part of their investment.

- The development and expansion of the digital asset market are subject to numerous complex and interrelated factors that are inherently difficult to predict or assess. If the digital asset market does not grow as expected, First Digital's business, operating results and financial condition could be adversely affected.
- Stablecoins may face periods of uncertainty, loss of trust, or systemic shocks resulting in the potential for rapid redemption requests or runs. Extreme scenarios, such as market shocks that affect the value of FDUSD reserves or simultaneous requests to redeem all or substantially all FDUSD in circulation, or concerns related to FDUSD reserves, may lead to redemption delays and FDUSD reserves being insufficient to meet all redemption requests.
- As a relatively new innovation, stablecoins are particularly susceptible to operational challenges and risks, including due to surges in demand.
- Any significant disruption in First Digital or First Digital's third-party service providers' or partners' technology, information technology systems, or the blockchain networks it supports, including risks arising from multi-chain and crosschain operations, could result in a loss of customers or funds and adversely impact its business, results of operations, financial condition, and prospects.
- First Digital is subject to an extensive and highly evolving regulatory landscape. The regulatory environment to which it is subject gives rise to various licensing requirements, significant compliance costs and other restrictions, and noncompliance could result in a range of penalties, including fines, compliance costs, operational restrictions, reputational damage, and loss of licenses.
- First Digital is subject to complex and evolving laws, regulations, and industry requirements related to data privacy, data protection, and information security across different markets where it conducts its business. Such laws, regulations, and industry requirements are constantly evolving and changing.
- First Digital's inability to maintain existing relationships with financial institutions and other key partners or to enter into new such relationships could impact First Digital's ability to offer services.
- If First Digital is unable to maintain existing distribution and partnership arrangements or enter into additional distribution or partnership arrangements on less favorable financial terms, FDUSD in circulation and our financial results may be adversely affected.
- Cyberattacks and security breaches of First Digital's systems, or those impacting our customers or third-party suppliers and vendors, could adversely impact its business, results of operations, financial condition, and prospects.
- First Digital is and may continue to be subject to litigation, including individual and class action lawsuits, as well as regulatory audits, disputes, inquiries, investigations, and enforcement actions by regulators and governmental authorities. Disputes with customers, business partners, or any other third parties could harm First Digital's reputation, increase costs, and negatively impact our business, operating results and financial condition.
- Unfavorable media coverage could negatively affect First Digital's business.
- First Digital's intellectual property rights are valuable. Any inability to protect and enforce such intellectual property rights could adversely impact First Digital's business, results of operations, financial condition, and prospects. First Digital may be sued by third parties for alleged infringement of their proprietary rights.
- First Digital is dependent on certain key personnel and may be unable to attract and retain qualified and skilled employees.
- First Digital's officers, directors, employees, and large shareholders, as well as their affiliates may be subject to legal, regulatory, administrative proceedings, litigation, lawsuits, investigations and enforcement or disciplinary actions by regulators and governmental authorities.

This list of risk factors is not exhaustive, and new risk factors may emerge from time to time. Investors should conduct their own due diligence and consult with their financial and legal advisors before making any investment decision. A more expansive description of the risk factors will be included in the Form F-4 registration statement to be filed with the SEC by First Digital, and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significant from, the above summary.

01 / 06 — WHO IS FIRST DIGITAL 01 Built on trust. Building the agentic economy. A regulated trust company, climbing the stack. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

01 — WHO IS FIRST DIGITAL

From Regulated Trust to the Agentic Economy

A compliance-first fintech built on a regulated Hong Kong trust foundation — now issuer of a leading Asia-centric stablecoin and infrastructure provider for the agentic economy.

// TURNOVER	// VOLUME	// ATH_MCAP	// REVENUE_25	// LICENSES
#1	**>$4tn**	**$4.4bn**	**$87mm**	**4**
By capital turnover, 2024 (1)	Trading volume (as of June 2026) (2)	FDUSD all-time-high market cap (3)	FY2025 revenue (audited)	3 licenses and registrations obtained, with 1 additional application pending (4)

THE CLIMB

ASCENDING THE STACK ↗

lvl.01

Regulated trust & custody

the historic foundation

lvl.02

FDUSD

a professional-grade stablecoin

lvl.03

Finance District / Prism

the agentic economy

(1) Turnover defined as 24h Volume / Market Capitalization (among major stablecoins); Source - CoinMarketCap, as of 2024.

(2) Cumulative spot trading volume across all exchanges tracked by CoinMarketCap, 26 July 2023 to 30 June 2026

(3) CoinMarketCap, ATH Market Capitalization of $4.42bn as of 26th April 2024.

(4) Includes a Trust or Company Service Provider (TCSP) licence in Hong Kong, two Money Services Business (MSB) registrations in Canada and one licence application pending with the Abu Dhabi Global Market (ADGM) for the issuance of fiat-referenced tokens (FRT).

01 — WHO IS FIRST DIGITAL Four Business Lines, One Ecosystem From regulated custody to agentic commerce. mod.01 Custody First Digital Trust Limited — a regulated Hong Kong trust company. Multi - asset trust, custody & escrow, safekeeping and fiduciary services. Revenue recognized through service fee and transaction fee income. mod.02 FDUSD Asia - centric, fully - backed USD stablecoin issued by First Digital Labs; built for professional market participants and distributed via leading industry partners. Reserve revenue recognized. mod.03 Stablecoin Infrastructure Stablecoin issuance infrastructure, including the platform behind FDUSD, available to partners and enterprises. Targeted new revenue stream – no revenue recognized to date. mod.04 Finance District & Prism The incubated project carrying First Digital into the agentic economy. FDFI is the Finance District ecosystem token. Targeted new revenue stream – no revenue recognized to date. ONE ECOSYSTEM · VALUE FLOWS → First Digital Labs is the brand under which FD121 (BVI) Limited, a First Digital group company, issues FDUSD.

06 — CORPORATE · FINANCIALS · TRANSACTION

Guided by a Strong Management Team

Trust, custody, payments and engineering — building from a regulated foundation into the agentic economy.



Vincent Chok
CEO

CEO of First Digital since inception; UBO of Legacy Trust. Led the company from traditional trust & custody into stablecoins.

LEGACY TRUST



Gunnar Jaerv
COO

Responsible for operations and product development; building efficient operational infrastructure across the group.



Michael Titus
LEGAL COUNSEL

Principal of Titus Solicitors; specialized in corporate, commercial and intellectual-property law.

TITUS



Janno Jaerv
CTO

Responsible for First Digital's tech stack; 20+ years across technology and engineering roles. Previously at Foxway.

Foxway



Aleck Lee
CFO

Leads the Finance team; previously Asia CFO of LIFCO, and earlier with PwC and Deloitte.

LIFCO



Roger Lee
COMMERCIAL & PARTNERSHIPS

Business development and institutional partnerships; 12+ years in venture and digital assets.



Cherry Chok
HEAD OF PEOPLE OPERATIONS

Responsible for HR and people operations across all regions.



Zoe Hubbard
DEPUTY COO

Group initiatives and day-to-day operations; 20+ years in regulated finance.



Chloe Low
COMPLIANCE LEAD

Previously VP at RHB Investment Bank; earlier at Citigroup Transaction Services.



Timothy Shin
SENIOR ADVISOR, APAC

Leads APAC market involvement; California-licensed attorney based in Seoul.

Headshots and prior affiliations as provided by management.

// FOOTPRINT AT A GLANCE › 75 employees across the group (October 2026). › Offices in Hong Kong, Malaysia and the UK. › Hong Kong and Malaysia are 97% of headcount. › IT, Finance and Legal & Compliance lead by function. › 6 in executive management; 69 non - executive. // HEADCOUNT BREAKDOWN As OF OCTOBER 2026 site.01 London UK entity 3% of headcount site.02 · HQ Hong Kong Group headquarters 50% of headcount Largest office site.03 Kuala Lumpur Malaysia entity 47% of headcount 2nd - largest office 06 — CORPORATE · FINANCIALS · TRANSACTION Global Footprint Three offices across Asia and Europe.

02 / 06 — THE OPPORTUNITY 02 The next platform shift needs money that moves like software . By 2030, $1.7 trillion in commerce will run through AI agents. — Edgar, Dunn & Co. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

02 — THE OPPORTUNITY The Next Platform Shift Every technology era moves from human effort to automation. The agentic web is the next step — and it needs payment rails built for machines. ERA 01 PC era Command line Human dictates logic → ERA 02 Web / app era Screens & navigation Human navigates → ERA 03 Assistive AI Chat & voice Human guides the agent → ERA 04 · NOW Agentic web Every interaction point From human effort to full automation →

02 — THE OPPORTUNITY

Why Now: The Agentic Commerce Inflection

2025–26 is the buildout year — every major payment network, AI lab and PSP has shipped agentic-payment products.

THE BUILDOUT TIMELINE · 2025–26

Apr '25
Visa launches Intelligent Commerce; Mastercard unveils Agent Pay

Sep '25
OpenAI + Stripe launch ACP; Google AP2; Coinbase + Cloudflare x402

Oct '25
Visa scales with partners; Mastercard enables US cardholders

Dec '25
Visa: 2025 the "final year consumers shop alone"

Feb '26
Coinbase launches Agentic Wallets (x402)

Apr '26
Stripe opens Link to AI agents at Sessions 2026

47%	4,700%	~$67–73B	57%
of US shoppers already use AI for ≥1 shopping task (1)	YoY increase in AI-driven traffic to retail sites (2)	of Cyber Week 2025 sales influenced by AI / agents (3)	of executives expect agentic payments mainstream within 3 yrs (4)

(1) https://usa.visa.com/about-visa/newsroom/press-releases.releaseId.21961.html
(2) https://business.adobe.com/blog/generative-ai-powered-shopping-rises-with-traffic-to-retail-sites
(3) https://www.salesforce.com/news/stories/2025-cyber-week-predictions/
(4) https://bankingblog.accenture.com/agentic-payments-commerce

02 — THE OPPORTUNITY Agentic Payments: The $1.7 Trillion Opportunity AI agents are creating a new category of commerce — and a generational opportunity in programmable settlement. // AGENTIC COMMERCE TOTAL ADDRESSABLE MARKET (TAM) · 2030 $1.7T up from $136B in 2025 — Edgar, Dunn & Co. ~67% CAGR, 2025 – 2030 Edgar, Dunn & Co. (1) $2T stablecoin supply by 2028 Standard Chartered, per McKinsey (2) // growth_curve 2025 → 2030 $136B 2025 $1.7T 2030 (1) https://www.edgardunn.com/articles/agentic - commerce - the - future - of - payments (2) https://www.mckinsey.com/industries/financial - services/our - insights/the - stable - door - opens - how - tokenized - cash - enables - next - ge n - payments

02 — THE OPPORTUNITY Sizing the Opportunity: TAM / SAM / SOM From the total agentic - commerce market to the stablecoin - settled slice First Digital can realistically capture. Total Addressable Market $200 – 250B Agentic commerce Edgar Dunn estimates global agentic commerce spend at $136B by 2025, growing to $1.7T by 2030 (~67% CAGR). (1) $20 – 60B Stablecoin - settled agentic payments McKinsey notes stablecoin supply doubled to $250B in 18 months from January 2024 – July 2025; Standard Chartered forecasts ~$2T by 2028. (2) $1 – 6B First Digital opportunity For 2027, management assumes a 5 – 10% share of the stablecoin agentic rail where Finance District is live. (3) (1) https://www.edgardunn.com/articles/agentic - commerce - the - future - of - payments (2) https://www.mckinsey.com/industries/financial - services/our - insights/the - stable - door - opens - how - tokenized - cash - enables - next - ge n - payments; implied 30% stablecoin penetration. (3) Range of 5% - 10% of SAM; internal management estimate

03 / 06 — INDUSTRY TRENDS & DRIVERS 03 Stablecoins. Agentic AI. Payments. Converging now — and we sit where they meet. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

03 — INDUSTRY TRENDS & DRIVERS

First Digital Sits at the Intersection of Three Key Industry Trends

Stablecoins, agentic AI, and payments / settlement are converging — and First Digital sits where they meet.

CONVERGING TRENDS & INDUSTRY FOCUS AREAS

- **Agentic Commerce Protocols**
- **Programmable Settlement Rails**
- **Regulated Trust + Transparency**

First Digital

OPPORTUNITY WEDGES · LIVE & PLANNED

Developer-first infrastructure
Live: developer platform + Agent Wallet + Prism for merchant settlement.

Cross-border, permissionless
Independent third parties use FDUSD for treasury, payouts and remittances.

Professional → consumer
Planned: extend FDUSD's professional base toward consumer agentic commerce.

03 — INDUSTRY TRENDS & DRIVERS When Machine - Readable Interfaces Meet Machine - Native Money Agents need two things to transact: a way to read your business, and a way to pay it. INTERFACES How agents read your business Proprietary APIs Custom SDKs, walled gardens, scraping. → Open APIs / REST Documented endpoints. Built for humans. → MCP / Agent Skills MONEY How agents pay your business Cash & Cards Human - signed. Friction at every hop. → Bank Rails Programmable - ish. Hours, not seconds. → Stablecoins CONVERGENCE Agentic Commerce Agents are the engine. Stablecoins are the fuel.

03 — INDUSTRY TRENDS & DRIVERS Stablecoins Are Becoming the Default Currency for AI Agents Industry leaders are converging on one thesis: agents get crypto wallets, not bank accounts. “ Agents will transact in stablecoins at scale. Jeremy Allaire Circle Cointelegraph · Jan 2026 “ Crypto is the native currency for AI agents. CZ Binance Cointelegraph · Feb 2026 “ Agents get crypto wallets where they can't get bank accounts. Brian Armstrong Coinbase FintechWeekly · Mar 2026 PROOF POINT Coinbase Agentic Wallets launched Feb 11, 2026; x402 has processed 165M+ transactions (Base; Solana / Polygon support).

03 — INDUSTRY TRENDS & DRIVERS Why Stablecoin Settlement Is Structurally Advantaged Agents create high - frequency, low - value flows that legacy fee models can't support. COST OF A $0.01 MICROPAYMENT (ILLUSTRATIVE) Card rails $0.30 · 3,000% Stablecoin $0.0001 · 1% Machine - to - machine commerce needs rails with near - zero fixed fees and real - time finality. STRUCTURAL ADVANTAGES Push payments Agents control outflows — no credential “pull”. Programmability Encode budgets, limits, time windows and conditional release. 24/7 settlement Built for autonomous operation with full auditability. Ecosystem tailwinds Stablecoin supply forecast ~$2T by 2028 (Standard Chartered). Compete where the new volume is born - micropayments, agent - to - agent and cross - border automation - and supply the infrastructure that layer runs on, the highest - margin part of the stack.

03 — INDUSTRY TRENDS & DRIVERS

FDUSD: The Asia-Centric Stablecoin

A leading USD-backed stablecoin built for professional market participants in Asia — the fastest-growing stablecoin-payments region. (1)


↑ Asia-focused
JURISDICTION
Rest of world
WHITESPACE
FDUSD
First Digital Labs
Progmat
Mitsubishi UFJ · Japan
HKDR
Round Dollar · HK
XSGD
StraitsX · Singapore
JPYC
JPYC · Japan
USDe
Ethena · BVI
$U
United Stables · BVI
RLUSD
Ripple · US/UK
PYUSD
PayPal · US
USDT
Tether · BVI
USDC
Circle · US
← Thin rails
Deep settlement rails →
RAILS DEPTH

(1) https://www.mckinsey.com/industries/financial-services/our-insights/beyond-stablecoins-the-emerging-architecture-of-on-chain-money?cid=soc-web

Competitor positions illustrative (DefiLlama / CoinMarketCap). FDUSD issued by First Digital Labs.

03 — INDUSTRY TRENDS & DRIVERS How It Works: Agents Spend, Merchants Receive Two products, one rail — the Agent Wallet (buy side) and Prism (sell side). BUY SIDE Agent Wallet AI - native wallet — any agent holds digital assets across chains and signs autonomously. Key custody in secure (TEE) enclaves Simple top - up spending controls (“pocket - money” model) Multi - chain, gas abstracted SELL SIDE Prism Merchants accept stablecoin transfers — receive any stablecoin from any chain. x402 - compatible orchestration Smart routing with configurable compliance screening Programmable fee splits; drop - in integration FDUSD RAIL

04 / 06 — FINANCE DISTRICT ECOSYSTEM 04 From a stablecoin for professionals to an economy for everyone . An on - chain financial OS — built for humans and AI agents alike. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

04 — FINANCE DISTRICT ECOSYSTEM Finance District: A Complete On - Chain Financial Ecosystem Built for humans and AI agents on equal footing - an ecosystem for the agentic econom y developed by First Digital. Four products live: District Pass, Agent Wallet, Prism and an AI assistant . 01 · LIVE Hold FDUSD across any chain, agent or user. 02 · UPCOMING Earn AI - enabled earn opportunities via upcoming on - chain products. 03 · LIVE Transact Merchants transact via Prism + agent - to - agent settlement. 04 · FDFI · UPCOMING Govern Make the chains disappear into what people care about. FDFI does not represent any equity, ownership, or other proprietary interest in FDG or its subsidiaries. FDFI holders have no ri ghts to the revenues, profits, assets, dividends, or other economic returns of FDG or its subsidiaries and do not possess any shareholder or corporate governance rights with respect to FDG or its subsidiaries therein.

04 — FINANCE DISTRICT ECOSYSTEM A Growing Ecosystem Six layers today and expanding. As more components are added to Finance District over time, FDFI’s remit grows with it. ↑ VALUE FLOWS UP L6 FDFI L5 Agent Wallet | Prism Activation — buy side / sell side L4 Curated Vaults Earn (rolling out) L3 FDUSD L2 Reserves T - bills & highly - liquid assets L1 Banking rails (18+) Fiat infrastructure FDFI confers no rights to the revenues, profits, assets or governance of FDG or its subsidiaries.

04 — FINANCE DISTRICT ECOSYSTEM

Building Finance District

FDFI — the ecosystem token of Finance District (FD.XYZ).

First Digital Group
Incubator & service provider

→

Finance District
Foundation-governed · FD.XYZ

The token is the ecosystem

First Digital is incubator and service provider only — it holds no equity in Finance District. Its economic interest is limited to ~10% of FDFI and service fees [(1)].

FDFI · TOKEN SPEC

Standard	LayerZero Compatible Omnichain Fungible Token (OFT)
Supply	Fixed supply — 2bn FDFI
Issuer	XFD Issuer Limited
FD.XYZ	An on-chain "financial district"

(1) Arms-length structure: First Digital holds no equity in Finance District - a foundation with no shareholders or share capital. FDFI is issued through XFD Issuer Limited, an FDG-owned SPV that ring-fences issuance and is to be wound up after delivery.

05 / 06 — WHY US 05 Others wrap existing rails. We built the full stack. Custody + settlement + FDUSD + agentic infrastructure. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

05 — WHY US No One Has the Full Stack Custody + settlement + FDUSD + agentic infrastructure — versus players who cover only part of the stack. First Digital Tether Circle Ondo BlackRock Stablecoin distribution ✓ ✓ ✓ — — T - bill stablecoin reserves ✓ ✓ ✓ — — Agent - native infrastructure ✓ ✓ — — Curated vaults In progress — — Partial — Ecosystem governance token ✓ — — — Reserves held by regulated financial institutions ✓ ✓ ✓ ✓ ✓ Ecosystem governance token: FDFI is the governance token of Finance District; FDFI confers no rights in First Digital or FDUS D. Finance District is designed to be governed by FDFI holders over time; decentralisation is an intended future state, not a present one. Partial ✓

05 — WHY US A New Standard Layer Is Forming Six major agentic - payment standards are converging; the likely outcome is interoperability, not winner - take - all. ACP OpenAI + Stripe AP2 TAP Visa Agent Pay Mastercard x402 MCP Anthropic WHERE FIRST DIGITAL FITS The infrastructure merchants and agents use to plug into x402, UCP and ACP flows.

06 / 06 — CORPORATE · FINANCIALS · TRANSACTION 06 A revenue - generating business, built compliance - first . Corporate, financials and the proposed transaction. 01 Who is First Digital 02 The Opportunity 03 Industry Trends & Drivers 04 Finance District Ecosystem 05 Why Us 06 Corporate · Financials · Transaction

06 — CORPORATE · FINANCIALS · TRANSACTION Backed by Leading Investors and Partners Grouped to distinguish financial backers, Finance District supporters, and ecosystem partners. FINANCIAL BACKERS First Digital Group investors Token - sale investors are Finance District supporters, not First Digital investors. FINANCE DISTRICT SUPPORTERS Incubated - project / token - sale backers

06 — CORPORATE · FINANCIALS · TRANSACTION Summary Financials Summary Financials ($mm) $87 $6 ($17) FY2025A $27 ($19) FY2026 (audit in progress) Total Revenue Net Revenue Adjusted Operating Loss Total Revenue Model Comprised of: › FDUSD revenue is driven by reserves in cash and equivalents, with approximately 85% allocated to risk - free assets (e.g. short - dated treasury bills) › Custody revenue is expected to grow steadily Net Revenue Net of fees for technology partners, reward programs, and investment management related to FDUSD, scaling with revenue and market cap. Note: Adjusted Operating Loss excludes taxes, depreciation and amortization. Figures are management - provided. ($4)

06 — CORPORATE · FINANCIALS · TRANSACTION Illustrative Transaction Overview SOURCES & USES ($M) PRO - FORMA VALUATION ($M) Pro - forma enterprise value of $368M on a debt - free, cash - free basis. (2) PRO - FORMA OWNERSHIP 51.5% FD rollover (3) 39.5% Trust / PIPE 9.0% SPAC sponsor Financing Assumes 0% redemption from $230M cash in trust. Uses include product development, market expansion and general corporate purposes. Structure First Digital shareholders roll 100% of equity — expected pro - forma ownership of 51.5%. Earnout Based on share price hurdles measured over a period following closing, which we believe will result from performance and platform adoption. (1) Assumes 0% redemptions. (2) Assumes purchase price on a debt - free, cash - free basis. (3) Excludes additional management earnout. $250 First Digital rollover equity $230 Cash in trust (1) $480 Total sources $250 Equity to First Digital $215 Cash to balance sheet $15 Transaction expenses $48 0 Total uses 58.3 Shares outstanding (M) $10.00 Share price ($) $583 Equity value ($215) ( – ) PF net cash $368 Enterprise value Own % Shares Holder 51.5% 30.0M FD rollover (3) 39.5% 23.0M Trust / PIPE 9.0% 5.3M SPAC sponsor

06 — CORPORATE · FINANCIALS · TRANSACTION High - Profile Advisory Board to Enhance Governance Luc Froehlich 20+ years of experience in portfolio management and digital - asset solutions Currently Chief Commercial Officer at RAK Digital Assets Oasis Chris Harmse 12+ years of experience in investments, trading, and stablecoin payments Co - Founder and Chief Business Officer of BVNK Praful Morar 37+ years of experience in financial planning, payments, and business development Previously Global Expansion Officer at Nuvei Sandy Peng 11+ years of experience in blockchain technology and investment products Co - Founder of Scroll and previously a Partner at Fission Capital Neil Tan 20+ years of experience in advisory, consulting, and business development Former Chairman of the FinTech Association of Hong Kong and member of the Web3 Task Force Advisory board members and affiliations as provided by the Company.

06 — CORPORATE · FINANCIALS · TRANSACTION

Why First Digital, Why Now

A revenue-generating, compliance-first group positioned at the center of the agentic economy shift.

#1 by capital turnover, 2024

Amongst major stablecoins [1]

Large, growing market

$1.7T agentic commerce [2]; $2T stablecoin supply. [3]

Scalable technology

Agent Wallet + Prism on the FDUSD rail.

Defensible growth plan

Clear path from professionals to consumers.

Compliance-first

Built on a regulated trust foundation.

Experienced team

Trust, custody, payments and engineering.

(1) Turnover defined as 24h Volume / Market Capitalization (among major stablecoins); Source - CoinMarketCap, as of 2024.
(2) https://www.edgardunn.com/articles/agentic-commerce-the-future-of-payments
(3) https://www.mckinsey.com/industries/financial-services/our-insights/the-stable-door-opens-how-tokenized-cash-enables-next-gen-payments